SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): January 30, 2002

                               Levi Strauss & Co.
             (Exact name of registrant as specified in its charter)


       DELAWARE                        333-36234                 94-0905160
 (State of Incorporation)      (Commission File Number)         (IRS Employer
                                                          Identification Number)

          1155 Battery Street
        San Francisco, California                                   94111
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (415) 501-6000


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Effective January 29, 2002, the Company completed an amendment to its principal credit agreement. The amendment has three principal features. First, the amendment excludes from the computation of earnings for covenant compliance purposes certain cash expenses, as well as certain non-cash costs, relating to potential plant closures in the United States and Scotland in 2002. The Company has not made final decisions regarding potential plant closures. The amendment also excludes from those computations the non-cash portion of the Company's long-term incentive compensation plans. Second, the amendment reduces by 0.25 the amount of the required tightening of the leverage ratio beginning with the fourth quarter of 2002. Third, the amendment tightens the senior secured leverage ratio. The amendment did not change the interest rate, size of the facility or required payment provisions of the facility.

         Attached hereto as Exhibits 99.1, 99.2 and 99.3 are copies of Levi Strauss & Co.'s Second Amendment to Credit Agreement, First Amendment to Subsidiary Guaranty and First Amendment to Pledge and Security Agreement.

ITEM 7.  EXHIBITS.

99.1 Second Amendment to Credit Agreement, dated January 28, 2002, between the Registrant, the Initial Lenders and Issuing Banks Named therein, Bank of America, N.A., as Administrative Agent and Collateral Agent, Bank of America Securities LLC and Salomon Smith Barney Inc., as Co-Lead Arrangers and Joint Book Managers, Citicorp USA, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent.

99.2 First Amendment to Subsidiary Guaranty, dated January 28, 2002, between certain subsidiaries of the Registrant and Bank of America, N.A., as agent.

99.3 First Amendment to Pledge and Security Agreement, dated January 28, 2002, among the Registrant, certain subsidiaries of the Registrant and Bank of America, N.A., as agent.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 30, 2002

                                        LEVI STRAUSS & CO.


                                        By /s/ William B. Chiasson
                                           -----------------------
                                           William B. Chiasson
                                           Title:  Senior Vice President and
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number                 Description
--------------                 -----------

99.1 Second Amendment to Credit Agreement, dated January 28, 2002, between the Registrant, the Initial Lenders and Issuing Banks named therein, Bank of America, N.A., as Administrative Agent and Collateral Agent, Bank of America Securities LLC and Salomon Smith Barney Inc., as Co-Lead Arrangers and Joint Book Managers, Citicorp USA, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent.

99.2 First Amendment to Subsidiary Guaranty, dated January 28, 2002, between certain subsidiaries of the Registrant and Bank of America, N.A., as agent.

99.3 First Amendment to Pledge and Security Agreement, dated January 28, 2002, among the Registrant, certain subsidiaries of the Registrant and Bank of America, N.A., as agent.